UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 8, 2014

COMM 2014-UBS6 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc.
German American Capital Corporation
Jefferies LoanCore LLC
Cantor Commercial Real Estate Lending, L.P.
KeyBank National Association
Pillar Funding LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-13	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of December 8, 2014 (the “Original Form 8-K”), with respect to COMM 2014-UBS6 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to the Original Form 8-K and/or (2) to make any clerical and other minor revisions to the versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to the Original Form 8-K.  No other changes have been made to the Original Form 8-K other than the changes described above.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co., Jefferies LLC, KeyBanc Capital Markets Inc. and Guggenheim Securities, LLC.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.2	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

99.4	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.5	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.6	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: January 6, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co., Jefferies LLC, KeyBanc Capital Markets Inc. and Guggenheim Securities, LLC.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.2	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

99.4	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.5	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.6	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.